UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 18, 2024, Unitil Corporation (“Unitil”) entered into a First Amendment to Third Amended and Restated Credit Agreement between Until and Bank of America, N.A., as administrative agent (the “First Amendment”). The First Amendment amends the Third Amended and Restated Credit Agreement among the following parties (the “Third Amended and Restated Credit Agreement”): Unitil; Bank of America, N.A., as administrative agent; and Bank of America, N.A., Citizens Banks, N.A., and TD Bank, N.A. (each, a “Lender”).

The First Amendment adds a quarterly payment schedule for the commitment fee, which was inadvertently omitted from the Third Amended and Restated Credit Agreement, and clarifies the payment schedule for commitment fee payments.

Unitil and its affiliates have relationships with Bank of America, N.A. and the other Lenders involving the provision of depository and other cash management and commercial banking services, including with respect to the Third Amended and Restated Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit	Reference (1)

4.1	First Amendment to Third Amended and Restated Credit Agreement between Until and Bank of America, N.A., as administrative agent, dated July 18, 2024	Filed herewith

10.1	First Amendment to Third Amended and Restated Credit Agreement between Until and Bank of America, N.A., as administrative agent, dated July 18, 2024	Included as Exhibit 4.1

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed herewith

(1)

The exhibits referred to in this column by specific designations and dates have heretofore been filed with or furnished to the Securities and Exchange Commission under such designations and are hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Daniel J. Hurstak
Daniel J. Hurstak
Senior Vice President, Chief Financial Officer and Treasurer

Date:	July 19, 2024